No Par Value                                                  Common Stock
                                     [LOGO]

THIS CERTIFICATE IS
TRANSFERABLE IN
CRANFORD, NJ OR                                                CUSIP 895835 10 6
NEW YORK, NY                                 SEE REVERSE FOR CERTAIN DEFINITIONS

                             TRIANGLE BANCORP, INC.

           INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

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This Certifies that




is the owner of
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           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                             TRIANGLE BANCORP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                                             COUNTERSIGNED AND REGISTERED:
                                                  Registrar and Transfer Company
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
                                                                             BY:
/s/Susan C. Gilbert          /s/Michael S. Patterson
Secretary                           President

                                                            AUTHORIZED SIGNATURE

                             Triangle Bancorp, Inc.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -       Custodian
                                                            ------       -------
                                                            (Cust)       (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors
JT TEN  - as joint tenants with right of           Act
          survivorship and not as tenants              -------------------------
          in common                                   (State)

     Additional abbreviations may also be used though not in the above list.


For Value received ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFIYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE


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                                                                          Shares
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represented by the within Certificate and do hereby  irrevocably  constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated                               X
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                                    THE  SIGNATURE  TO  THIS   ASSIGNMENT  MUST
                                    CORRESPOND  WITH THE NAME AS  WRITTEN  UPON
                                    THE  FACE  OF  THE   CERTIFICATE  IN  EVERY
                                    PRATICULAR    WITHOUT     ALTERNATION    OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER

            Signature(s) Guaranteed:
                                    --------------------------------------------

                                    --------------------------------------------
                                    Signatures   must  be   guaranteed   by  an
                                    "eligible  guarantor  institution"  as such
                                    term is defined in Rule  17Ad-15  under the
                                    Securities    Exchange    Act   of    1934.
                                    --------------------------------------------